                                                                     EXHIBIT 4.2

COMMON STOCK
PAR VALUE $.01


   THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK NJ AND IN NEW YORK, NY


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                    SHARES

                      SEE REVERSE FOR CERTAIN DEFINITIONS
                               CUSIP 866948 10 2


                       SUNBURST HOSPITALITY CORPORATION


     THIS CERTIFIES THAT


     IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Sunburst Hospitality Corporation transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed.

Dated:

Countersigned and Registered
     ChaseMellon Shareholder Services, L.L.C.
                                   as Transfer Agent
                                       and Registrar

By

                         /s/ Edward A. Kubis       /s/ Donald J. Landry

    Authorized Signature        Secretary        Chief Executive Officer

                         [CORPORATE SEAL APPEARS HERE]

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                              __________________

The Corporation will furnish to any stockholder on request and without charge a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the Corporation is authorized to issue, of the differences in the relative rights and preferences between the shares of each series of a preferred or special class in series which the Corporation is authorized to issue, to the extent they have been set, and the authority of the Board of Directors to set the relative rights and preferences of subsequent series of a preferred or special class of stock. Such request may be made to the Secretary of the Corporation.

                              __________________

Keep this certificate in a safe place. If it is lost, stolen or destroyed the Corporation will require a Bond of Indemnity as a condition to the issuance of a replacement certificate.

                              __________________

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

     UNIF GIFT MIN ACT -- _______Custodian_______
                          (CUST)          (Minor)

                          under Uniform Gifts to Minors
                          Act _________________________
                                     (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, ________ hereby sell, assign and transfer unto.

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------
________________________________________________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
                                   ASSIGNEE.

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares of
the Capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_____________________

                         _______________________________________________________
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT CORRESPOND WITH THE
                         NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

                         _______________________________________________________
SIGNATURE(S) GUARANTEED: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
                         GUARANTOR INSTITUTION, BANKS, STOCK-BROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN ANY APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17(A)(d)-15.